UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 8, 2012

RailAmerica, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32579	65-0328006
(Commission File Number)	(IRS Employer Identification No.)

7411 Fullerton Street, Suite 300, Jacksonville, Florida 32256

(Address of Principal Executive Offices) (Zip Code)

(800) 342-1131

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 8, 2012, RailAmerica, Inc. (the “Company”) issued a press release announcing the Company’s results of operations for the fourth quarter and full year 2011. The Company will hold a conference call on February 9, 2012, at 8:30am EST and post a presentation that will be used during the conference call on the Company’s website at www.railamerica.com. Copies of the press release and presentation are furnished herewith as Exhibits 99.1 and 99.2.

The information in this Form 8-K, including the exhibits attached hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended, unless expressly set forth by specific reference in such filing that such information is incorporated by reference therein.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

(d)	The following exhibits are being furnished herewith:

Exhibit No.	Description

99.1	Press Release, dated February 8, 2012, issued by the Company announcing its fourth quarter and full year 2011 operating results.

99.2	Presentation to be given on February 9, 2012, as part of the fourth quarter 2011 earnings conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAILAMERICA, INC.

Date: February 9, 2012	By:	/s/ B. CLYDE PRESLAR
	Name:	B. Clyde Preslar
	Title:	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated February 8, 2012, issued by the Company announcing its fourth quarter and full year 2011 operating results.

99.2	Presentation to be given on February 9, 2012, as part of the fourth quarter 2011 earnings conference call.